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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement No. 333-35902 of Web Street, Inc. on Form S-8 of our report dated February 9, 2001 included in Web Street, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


                                           /s/ Arthur Andersen LLP


Chicago, Illinois
March 23, 2001